UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2004

Forest City Enterprises, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	1-4372	34-0863886

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio	44113

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

(Former Name or Former Address, if Changed Since Last Report)

     Forest City Enterprises, Inc. (the “Registrant”) is furnishing this Amendment No. 1 (the “Amendment”) to its Current Report on 8-K dated as of September 12, 2003 (the “Current Report”) to clarify that the information previously provided under Item 5 should have been furnished under Item 9. This Amendment continues to speak as of the date of the original filing of the Current Report, and the Registrant has not updated the disclosures contained herein to reflect any events that occurred at a later date.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                       (c)  Exhibits.

Exhibit
Number	Exhibit
99.1	Supplemental Reporting Package for the Six Months Ended July 31, 2003

ITEM 9. Regulation FD Disclosure

     On September 12, 2003 the Company released a supplemental package that provides certain operating and other data for the six months ended July 31, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

By: /s/ THOMAS G. SMITH Name: Thomas G. Smith Title: Executive Vice President, Chief Financial Officer and Secretary

Date: January 28, 2004

EXHIBIT INDEX

Exhibit
Number		Description

99.1	-	Supplemental Reporting Package for the Six Months Ended July 31, 2003